UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	000-29758	41-0856543
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation or organization)

10050 Crosstown Circle, Suite 500, Eden Prairie, MN 55344

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(e)  On May 10, 2012, the shareholders of Datalink Corporation  (the “Company”) voted to amend the Datalink Corporation 2011 Incentive Compensation Plan (the “2011 Plan”) to increase the number of shares of common stock that may be issued pursuant to awards thereunder from 1,053,943 shares to 1,553,943 shares.  The summary of the 2011 Plan is qualified in its entirety by reference to the full text of the 2011Plan, which is incorporated herein by reference. A more detailed summary of the 2011Plan, as amended, can be found in the Company’s Proxy Statement for the 2012 Annual Meeting filed with the Securities and Exchange Commission on March 30, 2012 (the “Proxy Statement”).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on May 10, 2012 (the “Annual Meeting”).  At the meeting, our shareholders elected all seven persons nominated by our Board of Directors to serve as directors until the next Annual Meeting of Shareholders or until their successors are elected and duly qualified.  In addition, our shareholders approved, by a non-binding advisory vote, the executive officer compensation as disclosed in the Proxy Statement, approved, by a non-binding advisory vote, an annual frequency of the advisory vote to approve our executive officer compensation, approved the amendment to the 2011 Plan to increase the number of shares of common stock that can be issued pursuant to awards under the 2011 Plan from 1,053,943 shares to 1,553,943 shares, and ratified the appointment of McGladrey Pullen, LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2012.  Set forth below are the final voting results for each of the proposals.

Proposal 1.  Election of Directors.

Name	For	Withheld	Broker Non-Votes

Brent G. Blackey	11,867,036	234,165	4,001,981
Paul F. Lidsky	11,387,143	714,058	4,001,981
Margaret A. Loftus	11,325,391	775,810	4,001,981
Greg R. Meland	10,991,595	1,109,606	4,001,981
J. Patrick O’Halloran	11,618,338	482,863	4,001,981
James E. Ousley	11,400,184	701,017	4,001,981
Robert M. Price	10,347,932	1,753,269	4,001,981

Proposal 2.  Advisory vote to approve executive officer compensation.

For	Against	Abstain	Broker Non-Votes

11,465,760	630,008	5,433	4,001,981

Proposal 3.  Advisory vote to approve the frequency of the advisory vote to approve executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

7,622,860	178,735	4,240,029	59,577	4,001,981

Accordingly, the Company’s shareholders expressed a preference for an advisory vote on executive compensation each year. In line with this recommendation by our shareholders, our Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in the Company’s Proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

Proposal 4.  Proposal to amend the 2011 Plan to increase the number of shares of common stock that may be issued pursuant to awards thereunder from 1,053,943 shares to 1,553,943 shares.

For	Against	Abstain	Broker Non-Votes

9,411,738	2,680,037	9,426	4,001,981

Proposal 5.  Proposal to ratify the appointment of McGladrey Pullen, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes

15,543,530	535,411	24,241	0

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

10.1                           Datalink Corporation 2011Incentive Compensation Plan (As Amended and Restated ), incorporated by reference to Annex A to the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders filed on March 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 15, 2012

DATALINK CORPORATION

By	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer

EXHIBIT INDEX

10.1

Datalink Corporation 2011 Incentive Compensation Plan (As Amended and Restated ), incorporated by reference to Annex A to the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders filed March 30, 2012